Exhibit 10.5

Government of Alberta

Sustainable Resource Development

Miscellaneous Lease

Miscellaneous Lease No. MLL 840018

THIS INDENTURE made in duplicate on December 10, 2010

BETWEEN: HER MAJESTY THE QUEEN, in right of the Province of Alberta, as represented herein by the Department of Sustainable Resource Development, by the “director” duly designated under the Public Lands Act, (collectively called the “lessor”),

OF THE FIRST PART

AND MILLAR WESTERN FOREST PRODUCTS LTD., (hereinafter called the “Lessee”),

OF THE SECOND PART

THE LESSOR hereby demises, lets and leases unto the said Lessee, his executors, administrators and assigns for a term of 25 years commencing from June 7, 2010, the lands described herein, upon the following terms and conditions:

1. The Lessee shall pay to the Lessor on the execution of this lease the sum of $1763.30 for the period June 7, 2010 to June 6, 2011 and thereafter the sum of $1763.30 as an annual rental payable in advance of the anniversary date each year for the balance of the first five-year period of the lease. The Lessor may change the rental rate for each five year period, according to the rate established by the Department for the purpose for which this lease is granted.

2. The Lessee shall pay and discharge all taxes, rates and assessments levied against the said lands and premises during the term of the lease.

3. The said lands shall be used by the Lessee solely for the purpose of a Sawmill, Planner Mill and Campsite and may not be used for any other purpose without the written consent of the Lessor.

4. The Lessee shall within two years from the effective date of the lease, or within such time as the Lessor may allow, complete the construction of all improvements in accordance with the plans and specifications approved by the Lessor and by the local authority having jurisdiction in the district in which the land is situated.

5. Except as is provided herein, the Lessee may not clear the land of any trees, disturb the surface of the land, nor construct any improvements thereon without the written consent of the Lessor.

6. The Lessee shall keep the said lands in a clean and attractive condition and may not allow refuse to accumulate on the said lands except as in the opinion of the Lessor may be normal to the authorized use.

7. Except as is authorized by this lease or otherwise by the Lessor in writing the Lessee may not create a nuisance on the said lands.

8. The Lessor by his authorized agents may enter the said lands at all reasonable times for the purpose of viewing and examining the state of the said lands and premises or for performing any other duties pursuant to the Public Lands Act, or the Forests Act.

9. The Lessee may not sublet nor assign the said lands and premises or any part thereof without the written consent of the Lessor.

10. When the Lessee defaults for a period exceeding 30 days in payment of the annual rental, or is in breach of any of the terms of this lease, the Lessor may cancel the said lease upon the expiration of 30 days after

Miscellaneous Lease

the Lessor has mailed to the Lessee’s last known address a notice that the lease will be cancelled, and the reasons for the impending cancellation.

11. Provided that the Lessee is not indebted to the Crown or to the Department, the Lessee may within a period of 30 days after his lease has been cancelled or has expired remove from the leased lands all his chattels and buildings but thereafter the Lessee may not remove or dismantle any fence or building without the Lessor’s consent.

12. The general provisions of the Public Lands Act, the Forests Act, and the regulations thereto apply to the said lands.

13. The Lessee shall comply with all the relevant provisions designated as Schedule “A” hereto attached.

The lands referred to herein are more particularly described in Appendix A hereto attached.

IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals on December 10, 2010 (date).

SIGNED, SEALED AND DELIVERED by the parties hereto in the presence of:

Witness to the signature for the director For: The director, Public Lands Act

Witness to the signature for the Lessee Lessee’s Signature

PRESIDENT & CEO

APPENDIX A
LEGAL DESCRIPTION
FOR
MLL 840018

EP PLAN NO: 128562 MS
PURPOSE: MILLSITE

AFFECTED LANDS(MERIDIAN-RANGE-TOWNSHIP-SECTION-1/4SECTION-LEGAL SUBDIVISION
-QUADRANT-QUARTER QUADRANT)

	-HECTARES--	---ACRES--	------------DETAILS------------
5-18-062-18-SE			
18-SW			
AND ADJACENT THEORETICAL ROAD ALLOWANCE.			
18-NW			
AND ADJACENT THEORETICAL ROAD ALLOWANCE.			
18-NE			
5-19-062-13-SE			
13-NE			

AREA SUMMARY
============

THE TOTAL LANDS HEREIN DESCRIBED CONTAIN 49.100 HA (121.33 ACRES)
MORE OR LESS

SUBJECT TO:
==========

THE AUTHORIZATIONS AND DISPOSITIONS LISTED ON THE ATTACHED "SCHEDULE B", IF ANY, HAVE BEEN ISSUED ON THE QUARTER SECTIONS OF LAND ON WHICH YOUR DISPOSITION HAS BEEN ISSUED AND MAY BE PRIOR AND SUBSISTING AUTHORIZATIONS AND DISPOSITIONS TO YOUR DISPOSITION AND MAY RELATE TO AND AFFECT YOUR DISPOSITION AND THE LANDS ON WHICH YOUR DISPOSITION HAS BEEN ISSUED.

SUPPLEMENTARY INFORMATION

(LTO) - LAND TITLES OFFICE
(AE) - ALBERTA ENVIRONMENT/LAND ADMINISTRATION DIVISION
(ATS) - ALBERTA TOWNSHIP SURVEY
(HA) - HECTARES
1 HECTARE = 2.471054 ACRES

2010/12/10
10:48:52
SUBMITTED BY LSLBI74

MLL 840018

Government of Alberta

Sustainable Resource Development

SCHEDULE A

1. 002 IN THIS DOCUMENT, unless the context indicates otherwise:

“approval (of a departmental officer)” whenever required, must be in writing.

“authority” means: this document or the right to occupy public land granted by this document.

“department” means: Sustainable Resource Development

Lands Division

Petroleum Plaza, South Tower

9915 - 108th Street

Edmonton, Alberta T5K 2G8

Telephone: 780-427-3570

“departmental officer” means: an employee of the Sustainable Resource Development, Lands Division; responsible for the management of surface activity on the land.

“holder” means: the recipient of the right to occupy public land granted by this document.

“land(s)” means: the specific land which the holder is authorized to occupy by this document.

“director” means: the “director” duly designated under the Public Lands Act.

“minister” means: the Minister of Sustainable Resource Development.

payments required by this document are to be made payable to the “Minister of Finance” and may be delivered to the nearest departmental field office, or mailed to:

Sustainable Resource Development

Lands Division

Main Floor, Petroleum Plaza, South Tower

9915 - 108th Street

Edmonton, Alberta T5K 2G8

a) The holder shall comply with all relevant laws in the Province of Alberta.

b) A copy of this authority shall be retained on the job site during all phases of your activity, including, if applicable, preparation, construction, development, maintenance and abandonment.

MLL 840018

Government of Alberta

Sustainable Resource Development

c) Schedule “B”, attached, lists any prior and subsisting authorizations and dispositions (prior rights) issued on the quarter sections included in this authority. The holder shall not conduct any activity on the land where prior rights have been issued without the consent of the holder of these prior rights.

Surface rights plot sheets showing active dispositions, and individual activity plans can be purchased from IHS, Main Floor, Petroleum Plaza, South Tower, 9915-108 Street, Edmonton, Alberta, T5K 2G8, Telephone: 780-413-3380, Fax: 780-413-3383 or Website: http://www.petrosurveys.ca.

d) If a trapping area (TPA) is listed in Schedule “B”, the holder shall contact the registered trapper at least TEN DAYS PRIOR TO COMMENCING ANY ACTIVITY. This must be done by registered mail and we recommend personal communication follow-up. The trapper’s name and address may be obtained from Alberta Energy, Crown Land Data Support (Telephone: 780-422-5727). For other information concerning registered traplines, contact the Client and Licensing Service, Sustainable Resource Development, Edmonton, Alberta (Telephone: 780-427-5185) upon receipt of this approval. The holder may be responsible for any damage to traps, snares or other improvements.

e) The holder is responsible for obtaining any necessary federal, municipal and other permits and approvals with respect to this activity.

f) The holder shall maintain any buildings or other improvements erected or placed on the land in good repair and condition to the satisfaction of the Department of Sustainable Resource Development, in its sole discretion.

g) The holder agrees to hold harmless the Department from any and all third party claims, demands, or actions for which the holder is legally responsible, including those arising out of negligence or willful acts by the holder or the holder’s employees or agents. This hold harmless shall survive this Agreement.

h) The holder shall indemnify and save harmless the Department from any and all claims, actions, suits, or similar proceedings commenced by any competent regulatory body against the holder or the Department in connection with the activity or holder’s use of the land, including without limitation the local municipality, any other department or agency of the Alberta Government or the Government of Canada.

Government of Alberta MLL 840018

Sustainable Resource Development Page 3 of 4

i) The holder shall, at its own expense and without limiting its liabilities herein, insure its operations under a contract of General Liability Insurance, in accordance with the Alberta Insurance Act, in an amount not less than $2,000,000 inclusive per occurrence, insuring against bodily injury, personal injury and property damage including loss of use thereof. The holder shall provide the Department with acceptable evidence of all the insured prior to the commencement of the Work and shall promptly provide the Department with a certified true copy of each policy upon request.

j) This authorization is granted subject to further amendment by the Department of Sustainable Resource Development, in its sole discretion.

2. 098 The holder shall contact and advise the departmental officer of its intentions:

prior to entry upon the lands for a stated purpose,

prior to any additional construction during the term of this authority,

at the completion of operations, and

upon abandonment of this activity.

Fox Creek, Alberta; Telephone: (780) 622-3921.

3. 104 Unless otherwise approved by a departmental officer, the holder shall use only existing clearings/trails and not clear any new areas.

4. 105 Any activity on the land during adverse ground conditions must be suspended if the activity is likely to cause unacceptable damage to vegetation or soil, as may be determined by the holder or the Department.

5. 108 No entry is allowed within the boundaries of any research or sample plot.

6. 127 The holder shall reclaim all disturbed land surfaces within two growing seasons. Interim reclamation, including site and debris clean-up, slope stabilization, recontouring with subsoil, and spreading of topsoil shall be done progressively and concurrently with operations.

7. 128 Final surface reclamation must meet the requirements for the specific activity in place at the time of abandonment.

8. 131 The holder shall cut, keep down and destroy all noxious weeds and restricted weeds as per the Public Lands Act.

9. 135 The holder shall remove all garbage and waste material from this site to the satisfaction of the Department, in it s sole discretion.

10. 139 Any garbage remaining on site overnight must be placed in bear-proof containers. The holder shall ensure that these containers are emptied regularly or when the holder will be off the land for more than two days.

Government of Alberta MLL 840018

Sustainable Resource Development Page 4 of 4

11. 148 The holder shall not deposit or push debris, soil or other deleterious materials into or through any watercourse or water body or on the ice of any watercourse/water body.

12. 158 The holder shall take all precautions and safeguards necessary to prevent soil and surface erosion to the satisfaction of the Department in its sole discretion.

13. 159 Prior to entry, the holder shall prepare a Wildfire Prevention Plan and/or FireSmart Plan and receive approval for this plan from the departmental officer. The holder shall conduct its operations or activities in accordance with this plan. Contact the local Wildfire Prevention Officer for further information.

14. 161 The holder shall not create any interruptions to natural drainage, including ephemeral draws that may result in blockage of water flow.

All licences, authorizations and approvals issued under the Alberta Environmental Protection and Enhancement Act, Water Act or Public Lands Act should not be taken to mean the proponent (applicant) has complied with federal legislation. Proponents should contact Habitat Management, Central and Arctic Region, Fisheries and Oceans, at the appropriate local office as listed below, in relation to the application of federal laws relating to the Fisheries Act (Canada).

• Bow and Parkland Regions (403) 292-5160

• Northern East Slopes and Northeast Boreal Regions (780) 495-4220

• Prairie Region (403) 394-2920

• Northwest Boreal Region (780) 618-3220

Proponents should also contact the Navigation Protection Program, Canadian Coast Guard, 4253-97 Street, Edmonton, Alberta, T6E 5Y7, Telephone: (780) 495-6325. relating to the Navigable Waters Protection Act.

/lj

LAND STATUS AUTOMATED SYSTEM

ENR-LSAS LAND STANDING REPORT LSRC1130

REPORT DATE: 2010-12-10 TIME: 13:46:26 REQUESTED BY: LSLBI74 PAGE 1

SCHEDULE "B"

----- SELECTION CRITERIA -----

REQUESTED LAND LIST: INCLUDE
TITLE INFORMATION : INCLUDE
REQUEST LAND STATUS: EXCLUDE

SELECT GEO-ADMINISTRATIVE AREA: ALL
SELECT ACTIVITIES:

INCL/EXCL	ACTIVITIES	MAX STATUS	ALL/NONE/SOME	IF SOME, SPECIFY TYPE
I	SURFACE DISP	6	ALL	
I	RESERVATIONS	6	ALL	
I	ENCUMBRANCES	6	ALL	
I	LAND POSTINGS	6	ALL	
I	INTERIM RECORDS	6	ALL	
I	SUBDIVISIONS	5	ALL	

----- REQUESTED ACTIVITY -----

REQUESTED ACTIVITY: MLL- 840018

----- REQUESTED LAND -----

REQUESTED LAND	OWNERSHIP STATUS	TITLE STATUS	ADMINISTERED BY	SURVEY STATUS	AREA IN HECTARES LAND	AREA IN HECTARES TITLE	AREA IN ACRES LAND	AREA IN ACRES TITLE
5-18-062-18-SE	CROWN	UNTITLED FLW		UNSURVEYED	64.750		160.00	
5-18-062-18-SW	CROWN	UNTITLED FLW		UNSURVEYED	64.750		160.00	
5-18-062-18-NW	CROWN	UNTITLED FLW		UNSURVEYED	64.750		160.00	
5-18-062-18-NE	CROWN	UNTITLED FLW		UNSURVEYED	64.750		160.00	
5-19-062-13-SE	CROWN	TITLED FLW		UNSURVEYED	64.750		160.00	
5-19-062-13-NE	CROWN	UNTITLED FLW		UNSURVEYED	64.750		160.00	
TOTAL	CROWN	MIXED		UNSURVEYED	388.500		960.00	

----- TITLE INFORMATION -----

LAND IDENTIFIER	TITLE	EFFECTIVE DATE	TITLE HOLDER / REMARKS	HECTARES	ACRES
5-19-062-13-SE	PSEUDO REVESTMENT	1962-MAR-21	ENERGY AND NATURAL RESOURCES ENR 14728; EXCEPTING ROAD PLANS 3456 RD & 3458 RD		

----- GEO-ADMINISTRATIVE AREAS -----

COAL DEVELOPMENT REGION NORTHERN FORESTED CODE: CDR-2
5-18-062

LAND STATUS AUTOMATED SYSTEM

ENR-LSAS LAND STANDING REPORT LSRC1130
REPORT DATE: 2010-12-10 TIME: 13:46:26 REQUESTED BY: LSLBI74 PAGE 2

GEO-ADMINISTRATIVE AREAS

COAL DEVELOPMENT REGION		(CONTINUED)		
	5-19-062			
ENVIRONMENT CORPORATE REGION		NORTHERN		CODE: ENV-3
	5-18-062			
	5-19-062			
ENVIRONMENT CONS. & RECL. DISTRICT		NO. 3		CODE: ERD-003
	5-18-062			
	5-19-062			
FOREST MANAGEMENT UNIT		SOUTHWEST	W14 WOODLANDS	CODE: FMU-W -14
	5-18-062			
	5-19-062			
FISH & WILDLIFE ADMIN REGION		EASTERN SLOPES REGION	WHITECOURT	CODE: FWA-3 -03
	5-18-062			
	5-19-062			
FISH AND WILDLIFE DISTRICT		EASTERN SLOPES REGION	FOX CREEK	CODE: FWD-3 -12
	5-18-062			
	5-19-062			
GENERAL LANDS CLASSIFICATION		GREEN		CODE: GLC-G
	5-18-062			
	5-19-062			
GRAZING ZONE		C		CODE: GRZ-C
	5-18-062			
	5-19-062			
INTEGRATED RESOURCE PLAN		FOX CREEK-KNIGHT		CODE: IRP-F2
	5-18-062			
	5-19-062			
LAND USE AREA		SOUTHWEST 4	FOX CREEK	CODE: LUA-SW4 -2
	5-18-062			
	5-19-062			
MUNICIPAL DISTRICT		GREENVIEW NO. 16		CODE: MD -016
	5-18-062			
	5-19-062-13			
RANGELAND DISTRICT		SOUTHWEST	BARRHEAD	CODE: RLD-SW -8
	5-18-062			
	5-19-062			

ACTIVITIES

ACTIVITY	STATUS/TYPE LAND ID	DATE HECTARES	EXPIRY ACRES	CLIENT/INTERIM REMARKS METES AND BOUNDS REMARKS	TOTAL AREA ACRES	 HECTARES
CNT-090018	APPROVED 0510 BUFFER	ON 2009-MAR-16	2034-MAR-31 1 NO RESTRICTION	WHITECOURT OFFICE - FORESTRY 710 SPECIFIED IN COMMENTS FIELD	124,506.82	50,386.120

LAND STATUS AUTOMATED SYSTEM

ENR-LSAS LAND STANDING REPORT LSRC1130
REPORT DATE: 2010-12-10 TIME: 13:46:26 REQUESTED BY: LSLBI74 PAGE 3

--- ACTIVITIES ---

ACTIVITY	STATUS/TYPE LAND ID	DATE	EXPIRY HECTARES ACRES	CLIENT/INTERIM REMARKS METES AND BOUNDS REMARKS	TOTAL AREA ACRES	TOTAL AREA HECTARES
CNT-090018	(CONTINUED) 5-18-062-18-SE 5-18-062-18-SW 5-18-062-18-NW 5-18-062-18-NE 5-19-062-13-SE 5-19-062-13-NE					
CTL-W020068	ACTIVE/DISPOSED ON 5-18-062-18 5-19-062-13	1988-AUG-15	2014-APR-30	MILLAR WESTERN FOREST PRODUCTS LT	17,359.15	7,025.000
CTL-W140002	ACTIVE/DISPOSED ON 5-19-062-13-01 5-19-062-13-02 5-19-062-13-07	2007-JAN-30	2016-APR-30	MILLAR WESTERN FOREST PRODUCTS LT	238,671.69	96,587.000
DTL-W020001	ACTIVE/DISPOSED ON 5-19-062-13-SE	2002-FEB-28	2011-APR-30	ANC TIMBER LTD. SW/HWY 43	226,405.38	91,623.000
EZE- 000151	LETTER OF AUTHORI ON 5-19-062-13-SE	2000-AUG-16 0.271	9999-999-99 0.67	ATCO ELECTRIC LTD	0.67	0.271
EZE- 100186	LETTER OF AUTHORI ON 5-18-062-18-SW	2010-SEP-24 0.612	9999-999-99 1.51	ATCO ELECTRIC LTD	1.51	0.612
EZE- 850022	ACTIVE/DISPOSED ON 5-19-062-13-SE	1985-MAR-04	9999-999-99	ATCO ELECTRIC LTD	26.19	10.599
EZE- 860294	ACTIVE/DISPOSED ON 5-18-062-18-SW 5-19-062-13-SE	1986-AUG-27	9999-999-99	ATCO ELECTRIC LTD	18.43	7.460
EZE- 880722	ACTIVE/DISPOSED ON 5-18-062-18-SW 5-19-062-13-SE	1989-JAN-11	9999-999-99	ATCO ELECTRIC LTD	2.10	0.850
EZE- 900071	ACTIVE/DISPOSED ON 5-18-062-18-SW 5-19-062-13-SE	1990-APR-02	9999-999-99	ATCO ELECTRIC LTD	23.23	9.400

LAND STATUS AUTOMATED SYSTEM

ENR-LSAS LAND STANDING REPORT LSRC1130
REPORT DATE: 2010-12-10 TIME: 13:46:26 REQUESTED BY: LSLBI74 PAGE 4

ACTIVITIES

ACTIVITY	STATUS/TYPE LAND ID	DATE	EXPIRY	HECTARES	ACRES	CLIENT/INTERIM REMARKS METES AND BOUNDS REMARKS	TOTAL AREA ACRES	TOTAL AREA HECTARES
FMA-7500020	ACTIVE/DISPOSED 5-18-062 5-19-062-13	ON 1995-SEP-01	2028-APR-30			BLUE RIDGE LUMBER INC.	1,620,687.94	655,869.092
LOC- 053054	LETTER OF AUTHORI 5-18-062-18-NE	ON 2005-DEC-02	2030-DEC-01			TRILOGY RESOURCES LTD.	1.31	0.530
LOC- 061822	LETTER OF AUTHORI 5-18-062-18-NE	ON 2006-JUN-21	2031-JUN-20			TRILOGY RESOURCES LTD.	4.84	1.960
LOC- 880793	LOA AMENDMENT 5-18-062-18-NW 5-18-062-18-NE 5-19-062-13-NE	ON 2006-OCT-14	2014-JUN-06			MILLAR WESTERN FOREST PRODUCTS LT AND ADJ THEOR RD ALLOW	15.42	6.242
LOC- 920714	ACTIVE/DISPOSED 5-18-062-18-SE	ON 1992-NOV-26	2017-NOV-25			TRILOGY RESOURCES LTD.	2.64	1.070
MLL- 840018	ACTIVE/DISPOSED 5-18-062-18-SE 5-18-062-18-SW 5-18-062-18-NW 5-18-062-18-NE 5-19-062-13-SE 5-19-062-13-NE	ON 1984-JUN-07	2035-JUN-06			MILLAR WESTERN FOREST PRODUCTS LT AND ADJACENT THEORETICAL ROAD ALLOWANCE. AND ADJACENT THEORETICAL ROAD ALLOWANCE.	121.33	49.100
MSL- 2668	ACTIVE/DISPOSED 5-19-062-13-SE	ON 1964-NOV-05	2014-NOV-04			TRILOGY RESOURCES LTD.	15.89	6.430
MSL- 054502	LOA AMENDMENT 5-18-062-18-NE	ON 2006-JUN-12	2030-DEC-01	1.320	3.26	TRILOGY RESOURCES LTD.	3.26	1.320
MTG-870006	REGISTERED 5-18-062-18-SW 5-19-062-13-SE	ON 1987-MAY-08					0.00	0.000
PLA- 751	ACTIVE/DISPOSED 5-19-062-13-SE	ON 1961-JUN-22	9999-999-99	0.538	1.33	PEMBINA PIPELINE CORPORATION	38.50	15.580
PLA- 773	ACTIVE/DISPOSED	ON 1961-JUN-22	9999-999-99			PEMBINA PIPELINE CORPORATION	41.79	16.912

LAND STATUS AUTOMATED SYSTEM

ENR-LSAS LAND STANDING REPORT LSRC1130
REPORT DATE: 2010-12-10 TIME: 13:46:26 REQUESTED BY: LSLBI74 PAGE 5

---------- ACTIVITIES ----------

ACTIVITY	STATUS/TYPE LAND ID	DATE HECTARES	EXPIRY ACRES	CLIENT/INTERIM REMARKS METES AND BOUNDS REMARKS	TOTAL AREA ACRES	 HECTARES
PLA- 773	(CONTINUED)					
	5-19-062-13-SE	0.591	1.46	INCL. RD. ALLOW		
PLA- 3108	ACTIVE/DISPOSED ON	1968-JUN-17	9999-999-99	PEMBINA PIPELINE CORPORATION	53.30	21.570
	5-19-062-13-SE					
PLA- 3407	ACTIVE/DISPOSED ON	1969-JUL-18	9999-999-99	TRILOGY RESOURCES LTD.	7.47	3.023
	5-18-062-18-SE 5-18-062-18-SW					
PLA- 001139	LETTER OF AUTHORI ON	2000-MAR-14	9999-999-99	TRILOGY RESOURCES LTD.	4.57	1.850
	5-18-062-18-SE					
PLA- 062706	LETTER OF AUTHORI ON	2006-JUN-28	9999-999-99	TRILOGY RESOURCES LTD.	2.30	0.931
	5-18-062-18-NE					
PLA- 101082	LETTER OF AUTHORI ON	2010-OCT-20	9999-999-99	TRL GAS CO-OP LTD.	13.05	5.280
	5-18-062-18-SW 5-19-062-13-SE			AND ADJ THEOR RD ALLOW		
PLA- 850834	ACTIVE/DISPOSED ON	1985-DEC-05	9999-999-99	TRILOGY RESOURCES LTD.	1.24	0.502
	5-18-062-18-SE 5-18-062-18-SW					
PNT-980007	APPROVED ON	1998-JAN-22	9999-999-99	FOX CREEK OFFICE - LAND USE AREA	55.64	22.517
	0580 OTHER MISCELLANEOUS SITE PROTEC. AREAS			4 NO SURFACE DISPOSITION 620 INDUSTRIAL 710 SPECIFIED IN COMMENTS FIELD 730 WRITTEN AGENCY CONSENTS REQUIR		
	5-19-062-13-SE	0.979	2.42			
ROE- 6189	ACTIVE/DISPOSED ON	1958-DEC-11	9999-999-99	TRILOGY RESOURCES LTD.	8.83	3.573
	5-18-062-18-SE					
RRD- 4426JY	ACTIVE/DISPOSED ON	1958-MAR-24	9999-999-99	TRANSPORTATION	324.23	131.211
	5-19-062-13-SE					
RRD- 4431JY	ACTIVE/DISPOSED ON	1958-MAR-24	9999-999-99	TRANSPORTATION	351.31	142.170
	5-18-062-18-SW 5-19-062-13-SE					
TPA- 1381	ACTIVE/DISPOSED ON	1987-AUG-17	2011-JUN-30	GRAVEL, DARRYL ALPHONSE	0.00	0.000

LAND STATUS AUTOMATED SYSTEM

ENR-LSAS LAND STANDING REPORT LSRC1130

REPORT DATE: 2010-12-10 TIME: 13:46:26 REQUESTED BY: LSLBI74 PAGE 6

ACTIVITIES

ACTIVITY STATUS/TYPE DATE EXPIRY CLIENT/INTERIM REMARKS TOTAL AREA

LAND ID HECTARES ACRES METES AND BOUNDS REMARKS ACRES HECTARES

TPA- 1381 (CONTINUED)

5-19-062-13

TPA- 2927 ACTIVE/DISPOSED ON 1987-AUG-18 2011-JUN-30 THIESSEN, JAMES ERIC DENNIS 0.00 0.000

5-18-062-18

*** NOTE: THE FOLLOWING DISCLAIMER ***

LAND STATUS AUTOMATED SYSTEM

ENR-LSAS LAND STANDING REPORT LSRC1130

REPORT DATE: 2010-12-10 TIME: 13:46:26 REQUESTED BY: LSLBI74 PAGE 7

DISCLAIMER

THIS STANDING REPORT IS PROVIDED SUBJECT TO THE CONDITION THAT HER MAJESTY THE QUEEN IN RIGHT OF THE PROVINCE OF ALBERTA AND HER EMPLOYEES:

(1) HEREBY DISCLAIM AND ARE RELEASED FROM ANY AND ALL RESPONSIBILITY FOR THE INFORMATION IN, AND ANY OMISSION OF THE INFORMATION FROM,

THIS REPORT;

(2) SHALL NOT BEAR ANY RESPONSIBILITY FOR ANY LOSS OR DAMAGE OF ANY KIND ARISING FROM OR IN RESPECT OF ANY ABSENCE OF INFORMATION OR ANY ERRORS OR OMISSIONS (WHETHER THE AFORESAID OCCASIONED BY NEGLIGENCE OR OTHERWISE) IN OR AFFECTING THIS REPORT OR THE INFORMATION THEREIN.

THIS REPORT DOES NOT SHOW CAVEATS, BUILDERS’ LIENS, OR OTHER INSTRUMENTS, IF ANY, REGISTERED AT LAND TITLES OFFICE IN RESPECT OF ANY LANDS OR INTERESTS THEREIN. PERSONS ARE ADVISED TO ALSO EXAMINE RECORDS AT LAND TITLES OFFICE TO ASCERTAIN WHETHER OTHER INSTRUMENTS THAT MAY CONCERN THE LANDS OR INTERESTS THEREIN HAVE BEEN REGISTERED.

*** END OF REPORT ***